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                                                                   Exhibit 10.1

      THESE SECURITIES HAVE NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
     STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN
            APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT ("AGREEMENT") dated as of October 13, 2003 between TOTAL IDENTITY SYSTEMS CORP., a New York corporation (the "COMPANY"), TOTAL IDENTITY CORP., a Florida corporation (the "PURCHASER") and ROBERT DAVID, an individual resident of the State of New York ("DAVID").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to sell and issue to the Purchaser, and the Purchaser desires to purchase from the Company, 120 shares of the Company's common stock, $1.00 par value per share (the "COMMON SHARES"); and

         WHEREAS, upon completion of the sale and issuance of the Common Shares to the Purchaser, the Purchaser will own 60% of the then issued and outstanding capital stock of the Company; and

         WHEREAS, David is currently the sole shareholder of the Company and, following the sale of the Common Shares to the Purchaser, David will own 40% of the then issued and outstanding capital stock of the Company.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                       PURCHASE AND SALE OF COMMON SHARES


         Section 1.1 ISSUANCE OF COMMON SHARES. Upon the following terms and conditions, the Company shall issue and sell the Common Shares to the Purchaser, and the Purchaser shall purchase the Common Shares from the Company.

         Section 1.2 PURCHASE PRICE. The purchase price for the Common Shares shall be the sum of $1,000,000 (the "PURCHASE PRICE"). The Purchase Price shall be paid $150,000 at the Closing (as hereinafter defined), $250,000 on or before November 7, 2003, $250,000 on or before November 30, 2003 and $350,000 on or before December 31, 2003. The Purchase Price shall be used by the Company for the purposes identified on Schedule A attached hereto and incorporated by reference herein. The parties agree that until such time as the Purchase Price has been paid in full, all expenditures by the Company shall require the dual signatures of Chuck Finzer or Dan Cass, on the one hand, and the Chief Executive Officer of Purchaser or his designee, on the other hand.

         Section 1.3 THE CLOSING.

                  (a) Timing. The purchase and sale of the Common Shares shall take place at a closing (the "CLOSING") to occur on the date hereof or on such other date and at such other time and place as is mutually agreed upon by the Company and the Purchaser (the "CLOSING DATE") not more than five days following satisfaction or waiver of all conditions set forth Article III of this Agreement.

                  (b) Form of Payment and Closing. On the Closing Date, (i) the Company shall deliver to the Purchaser certificates evidencing the Common Shares, registered to the Purchaser and (ii) the Purchaser shall deliver by wire transfer to the account of Company, the sum of $150,000. The balance of the Purchase Price shall be paid in like manner, in the amounts and on or prior to the dates set forth in Section 1.2. In addition, on the Closing Date, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing. The Common Shares shall be fully owned and paid for by the Purchaser as of the Closing Date.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES


         Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND DAVID. Except as otherwise set forth on a Disclosure Schedule delivered by the Company to the Purchaser at the time this Agreement is executed, the Company and David, jointly and severally, hereby make the following representations and warranties to the Purchaser as of the date hereof (except as otherwise specified) and the Closing Date:

                  (a) Organization and Qualification; Material Adverse Effect. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of New York and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any direct or indirect subsidiaries, except that the
Company owns all of the interests in The Markham Company, LLC, a New York limited liability company, and Awnex, LLC, a New York limited liability company (each, a "Subsidiary" and collectively, the "Subsidiaries"). The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "MATERIAL
ADVERSE EFFECT" means (i) any adverse effect on the business, operations, properties, prospects or financial condition of the Company and which is (either alone or together with all other adverse effects) material to the Company, taken as a whole, and (ii) any material adverse effect on the transactions contemplated under this Agreement or any other agreement or document contemplated hereby.

                  (b) Subsidiaries. Each Subsidiary is a limited liability company, duly organized and validly existing under the laws of its jurisdiction of organization. The Company owns 100% of the membership interests in each Subsidiary free and clear of all liens, charges, encumbrances or security interests. Neither the Company nor any Subsidiary has entered into any agreement or understanding relating to the issuance of additional membership interests or the transfer of currently outstanding membership interests. All the issued and outstanding shares of membership interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. The only evidence of ownership of each Subsidiary is its outstanding membership interests.

                  (c) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the agreements contemplated hereby ("TRANSACTION DOCUMENTS") and to issue the Common Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement and the other Transaction Documents and the Common Shares by the Company, and the consummation by it of the transactions contemplated hereby, including the issuance of the Common Shares, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required or, if required, will have been received on or before the Closing Date, (iii) this Agreement and the Common Shares have been duly executed and delivered by the Company, (iv) this Agreement and the other Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application, and (B) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws and (v) the Common Shares have been duly authorized and, upon issuance thereof and payment therefor in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances.

                  (d) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 200 shares of Common Stock, of which as of the date hereof, 80 shares are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. As of the date hereof, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, other than preemptive rights held by David which will be unconditionally and irrevocably waived on or prior to the Closing Date (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, except for a non-statutory stock option granted to Chuck Finzer to acquire 10% of the capital stock of the Company which option will be terminated on or prior to the Closing Date, (iv) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act of 1933, as amended ("SECURITIES ACT" or "1933 ACT"), (v) there are no outstanding securities of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Common Shares as described in this Agreement and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS").

                  (e) Issuance of Shares. The Common Shares have been duly authorized and upon issuance in accordance with the terms hereof, the Common Shares will (i) be validly issued and non-assessable, and upon payment of the Purchase Price will be fully paid, (ii) be free from all taxes, liens and charges with respect to the issue thereof, and (iii) not be subject to the preemptive rights of any person, other than preemptive rights held by David which will be unconditionally and irrevocably waived on or prior to the Closing Date.

                  (f) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby and issuance of the Common Shares will not (i) result in a violation of the Certificate of Incorporation or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of any principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to the Company or by which any property or asset of the Company is bound or affected. Neither the Company nor any Subsidiary is in violation of any term of, or in default under, (x) its Certificate of Incorporation, By-laws or other organizational documents, (y) any material contract, agreement, mortgage, indebtedness, indenture, instrument, or (z)(i) any judgment, decree or order or (ii) any statute, rule or regulation applicable to the Company or any Subsidiary, the non-compliance with which (in the case of (z)(i) only), would be material to the Company or interfere with the performance of its obligations under the Transaction Documents. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents or the issuance of the Common Shares in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

                  (g) Financial Statements. The Company has delivered or will deliver to Purchaser (i) the balance sheets of the Company as at January 31, 2003 and 2002, and the related statements of operations, stockholders' equity and cash flows for each the two fiscal years then ended, including the notes thereto, compiled by Gerald Ross CPA and (ii) the balance sheet of the Company as at August 31, 2003 and the related statement of operations for the seven months then ended, prepared by management (collectively, the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). There are no liabilities of the Company, absolute or contingent, except as set forth on the Company Financial Statements. The Company has no reason to believe that its financial statements cannot be audited in accordance with generally accepted accounting principles and the rules and regulations of the United States Securities and Exchange Commission.

                  (h) Absence of Certain Changes. Since the date of the most recent balance sheet included in the Company Financial Statements, there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, prospects, liabilities or results of operations of the Company which has had or, to the knowledge of the Company, is reasonably likely to have a Material Adverse Effect. Neither the Company nor any Subsidiary has taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any Subsidiary have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                  (i) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties or assets.

                  (j) Material Agreements. The Company and each Subsidiary is in compliance with the terms and conditions of each material agreement to which it is a party. No party to any material agreement to which the Company or any Subsidiary is a party is in breach of any material obligation thereunder.

                  (k) Acknowledgment Regarding Purchaser's Purchase of Common Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the

Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchaser's purchase of the Common Shares. The Company further represents to the Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  (l) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of Common Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, nor will the Company take any action or steps that would cause the offering of the Common Shares to be integrated with other offerings.

                  (m) Employee Relations. Neither the Company nor any Subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, the effect of which would be reasonably likely to result in a Material Adverse Effect. Niether the Company nor any Subsidiary is a party to a collective bargaining agreement. The Company believes that relations between the Company and its employees are good. No officer or significant employee whose departure would be adverse to the Company, taken as a whole, has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment.

                  (n) Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or any Subsidiary of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or any Subsidiary regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties.

                  (o) Environmental Laws. The Company and each Subsidiary (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where such noncompliance or failure to receive permits, licenses or approvals referred to in clauses (i), (ii) or (iii) above could have, individually or in the aggregate, a Material Adverse Effect.

                  (p) Title. Neither the Company nor ay Subsidiary owns any real property and the Company and each Subsidiary has good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Company Financial Statements or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property. Any real property and facilities held under lease by the Company or any Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings.

                  (q) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for, nor does the Company have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company taken as a whole.

                  (r) Regulatory Permits. The Company and each Subsidiary possesses all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities, necessary to conduct its business, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  (s)  Internal  Accounting  Controls.  The Company  maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (t) Foreign Corrupt Practices Act. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity;
directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

                  (u) Tax Status. The Company and each Subsidiary has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and
(i) has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (ii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the Company is not aware of any basis for any such claim.

                  (v) Certain Transactions. Except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors or employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (w) Application of Takeover Protections. There are no anti-takeover provisions contained in the Company's Certificate of Incorporation or any Subsidiary's organizational documents or otherwise which will or could be triggered as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Common Shares and the Purchaser's ownership of the Common Shares.

                  (x) Rights Plan. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Company confirms that no provision of such plan will, under any present or future circumstances, delay, prevent or interfere with the performance of any of the Company's obligations under the Transaction Documents and such plan will not be "triggered" by such performance.

                  (y) Obligations Absolute. The Company understands and acknowledges that, subject only to the conditions, qualifications and exceptions (if any) specifically set forth in the Transaction Documents, its obligations under the Transaction Documents are unconditional and absolute. Except to the extent (if any) specifically set forth in the Transaction Documents, the Company's obligations thereunder are not subject to any right of set off, counterclaim, delay or reduction.

                  (z) Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company or the Purchaser relating to this Agreement or the transactions contemplated hereby, provided that any such fees shall be paid by the Company.

                  (aa) Accuracy of Disclosure. Neither the Company Financial Statements, the representations and warranties of the Company contained herein nor any other written information provided by or on behalf of the Company to the Purchaser, contains any untrue statement of a material fact or omits to state any material fact or omits to state any fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

         Section 2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. Each Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Date:

                  (a) Organization and Qualification; Material Adverse Effect. The Purchaser is a corporation duly incorporated and existing in good standing under the laws of the State of Florida and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

                  (b) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The Purchaser has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

                  (c) No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the certificate of incorporation, by-laws or other documents of organization of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the Purchaser.

                  (d) Sophisticated Purchaser. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Common Shares.

                  (e) Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company which have been requested and materials relating to the offer and sale of the Common Shares which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in
Section 2.1 above. The Purchaser understands that its purchase of the Common Shares involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Shares.

                  (f) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits thereof.

                  (g) Investment Representation. The Purchaser is purchasing the Common Shares for its own account and not with a view to distribution in violation of any securities laws. The Purchaser has been advised and understands that the Common Shares have not been registered under the 1933 Act or under the "blue sky" laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available. The Purchaser has been advised and understands that the Company, in issuing the Common Shares is relying upon, among other things, the representations and warranties of the Purchaser contained in this Section 2.2 in concluding that such issuance is a "private offering" and is exempt from the registration provisions of the 1933 Act.

                  (h) No Market for Common Shares. The Purchaser understands that there is no public trading market for the Common Shares, that none is expected to develop, and that the Common Shares must be held indefinitely unless and until registered under the 1933 Act or an exemption from registration is available.

                  (i) Brokers. The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company or the Purchaser relating to this Agreement or the transactions contemplated hereby.

                                  ARTICLE III

                             CONDITIONS TO CLOSINGS


         Section 3.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL. The obligation of the Company to issue and sell the Common Shares to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the

Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

                  (b) Performance by the Purchaser. The Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing.

                  (c) No Injunction.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) Officer's Certificate. The Purchaser shall have delivered a certificate to the Company certifying as to the accuracy of the matters described in subsections (a) through (c) of this Section 3.1 as of the Closing Date.

                  (e) Real Property Lease. The Company shall have entered into a lease with 2340 Townline Road Corporation covering the facilities located at 2340 Brighton-Henrietta Town Line Road , substantially in the form attached hereto as EXHIBIT A.

                  (f) Acquisition of Minority Interest. David and the Purchaser shall have entered into an agreement for the Purchaser to acquire the 40% equity interest in the Company owned by David substantially in the form attached hereto as EXHIBIT B.


                  (g) Employment Agreements. David shall have entered into an employment agreement with the Purchaser substantially in the form attached hereto as EXHIBIT C and Chuck Finzer shall have entered into an employment agreement with the Company substantially in the form attached hereto as EXHIBIT D.

                  (h) Miscellaneous. The Purchaser shall have delivered to the Company such other documents relating to the transactions contemplated by this Agreement or the Company or its counsel may reasonable request.

         Section 3.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO PURCHASE. The obligation of the Purchaser to acquire and pay for the Common Shares at the Closing is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

                  (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time.

                  (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing.

                  (c) No Injunction.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) No Material Adverse Event. No event shall have taken place that, with or without the lapse of time, could reasonably result in a Material Adverse Effect on the Company.

                  (e) Acquisition of Minority Interest. David and the Purchaser shall have entered into an agreement for the Purchaser to acquire the 40% equity interest in the Company owned by David substantially in the form attached hereto as EXHIBIT B.

                  (f) Employment Agreements. David shall have entered into an employment agreement with the Purchaser substantially in the form attached hereto as EXHIBIT C and Chuck Finzer shall have entered into an employment agreement with the Company substantially in the form attached hereto as EXHIBIT D.

                  (g) Officer's Certificate. The Company shall have delivered to the Purchaser a certificate in form and substance satisfactory to the Purchaser and the Purchaser's counsel, executed by an officer of the Company certifying as to the accuracy of the matters described in subsections (a) through (c) of this
Section 3.2, as well as the true, correct and complete nature of the Certificate of Incorporation, By-Laws, good standing and authorizing resolutions of the Company.

                  (h) Equipment Lease. The equipment finance lease between M&T Bank, as lessor, and RJD Leasing, as lessee, shall have been assigned to the Company with the consent of M&T Bank, and the Company shall have succeeded to all of the rights of the lessee under such lease, subject to the rights of the SBA in connection with a loan agreement and related documents between the SBA and the Company. The assignment and assumption agreement shall be in form and substance reasonably satisfactory to the Purchaser. The Purchaser agrees that the assignment described in this Section 3.2(h) may be provided by the Company within two business days following the Closing.

                  (i) Waiver of Preemptive Rights. The Company shall have received from David a waiver, in form and substance satisfactory to the Purchaser, waiving any and all preemptive rights that David has or may have arising by reason of the transactions contemplated by this Agreement, or otherwise.

                  (j) Termination of Options. The Company shall have received a termination agreement, in form and substance reasonably satisfactory to the Purchaser, terminating any right of Chuck Finzer to receive and/or exercise any option(s) to purchase shares of capital stock of the Company.

                  (k) Termination of Rights of Trustee. The Company shall have received a termination agreement, in form and substance reasonably satisfactory to the Purchaser, terminating the obligation of David to sell his shares of the Company to any third person, including an insurance trust of which Gerald Ross in the trustee.

                  (l) Indebtedness to Affiliates. As of the Closing Date, there shall be no indebtedness of the Company to any affiliate, and the promissory note in the approximate amount of $591,000 of the Company to David shall have been cancelled.

                  (m) Resignations. The Purchaser shall have received the resignations of all officers and directors of the Company.

                  (n) Miscellaneous. The Company shall have delivered to the Purchaser such other documents relating to the transactions contemplated by this Agreement or the Purchaser or its counsel may reasonable request.

                                   ARTICLE IV

                                   TERMINATION


         Section 4.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Purchaser.

         Section 4.2 TERMINATION BY THE COMPANY. This Agreement may be terminated by the Company in the event of the breach of any material representation, warranty or covenant of the Purchaser contained in this Agreement; provided, however, that such termination shall not prejudice the rights of the Company to seek redress for any such breach on the part of the Purchaser.

         Section 4.3 TERMINATION BY THE PURCHASER. This Agreement may be terminated by the Purchaser in the event of the breach of any material representation, warranty or covenant of the Company contained in this Agreement; provided, however, that such termination shall not prejudice the rights of the Purchaser to seek redress for any such breach on the part of the Company.

                                   ARTICLE V

                              PRE-CLOSING COVENANTS

         Commencing on the date hereof and continuing through the Closing Date, the Company shall:

                  (a) operate only in the ordinary course of business consistent with past practice;

                  (b) take such action as is reasonably necessary to cause the conditions set forth in Article III to be satisfied on or prior to the Closing Date;

                  (c) not take any action, consent to the taking of any action or permit any action within its control to be taken that could cause any of the representations and warranties contained in Section 2.1 to become inaccurate in any material respect; and

                  (d) not discuss or negotiate with any third party for the issuance of securities of the Company or entering into a business combination with any .

                                   ARTICLE VI

                                 INDEMNIFICATION

         Section 6.1 INDEMNIFICATION BY THE COMPANY AND DAVID. The Company and David, jointly and severally, hereby indemnify and hold the Purchaser harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses, including reasonable attorneys fees, incurred by the Purchaser and arising out of (a) the breach of any representation or warranty of the Company and/or David hereunder, (b) the Company's failure to perform any covenant or obligation required to be performed by it hereunder, and/or (c) liabilities or obligations of the Company not disclosed on the Company Financial Statements.

         Section 6.2 INDEMNIFICATION BY THE PURCHASER. The Purchaser hereby indemnifies and holds the Company harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses, including reasonable attorneys fees, incurred by the Company and arising out of (a) the breach of any representation or warranty of the Purchaser hereunder, or (b) the Purchaser's failure to perform any covenant or obligation required to be performed by it hereunder.

         Section 6.3 PROCEDURE FOR INDEMNIFICATION. Any party entitled to indemnification under this Article VI (an "Indemnified Party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnity agreements contained herein shall be in addition to
(a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to.

         Section  6.4  Limitations.  The  obligations  of the parties to provide
indemnification   under  this  Agreement  shall  be  subject  to  the  following limitations:

                  (a) No claim for indemnification shall be asserted by a party until such time, if any, as the aggregate amount for which indemnification is being sought exceeds $10,000; and

                  (b) No claim for indemnification may be sought by a party after 18 months from the Closing Date.



                                  ARTICLE VII

                          GOVERNING LAW; MISCELLANEOUS


         Section 7.1 GOVERNING LAW; ARBITRATION. This agreement shall be governed by and interpreted in accordance with the laws of the state of Florida without regard to the principles of conflict of laws. Each of the parties irrevocably and unconditionally agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be settled by binding arbitration conducted in accordance with the Commercial Rules of Arbitration of the American Arbitration Association ("AAA"). The arbitration shall take place in Palm Beach County, Florida, and shall be heard by three arbitrators selected in accordance with AAA Rules of Commercial Arbitration. The Arbitrators shall render a reasoned award and such award shall be signed and dated. The decision of the arbitrators shall be final and binding upon the parties, and the arbitration award may be entered in any court of competent jurisdiction. Initially, each of the parties shall pay one-half of the fees of the AAA (other than filing fees), including without limitation hearing and arbitrators' fees, and the parties' obligation to pay such fees shall be enforceable in any court of competent jurisdiction. The parties to any arbitration hereunder agree to submit for determination by the arbitrators, the amount of fees and expenses, including reasonable attorney's fees, to be borne by each party.

         Section 7.2 COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         Section  7.3  HEADINGS.   The  headings  of  this   Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

         Section 7.4 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         Section 7.5 ENTIRE AGREEMENT; AMENDMENTS; WAIVERS. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

         Section 7.6 NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

         If to the Purchaser:

                           Total Identity Corp.
                           11924 Forest Hill Blvd.
                           Suite 22-204
                           Wellington, FL  33414
                           Telephone:       (561) 202-8184
                           Facsimile:       (561) 202-8186
                           Attention:       Richard R. Dwyer
                                            President

         With a copy to:

                           Schneider Weinberger LLP
                           Suite 108
                           2499 Glades Road
                           Boca Raton, Florida 33431
                           Telephone:       (561) 362-9595
                           Facsimile:       (561) 362-9612
                           Attention:       Steven I. Weinberger, Esq.

         If to the Company:

                           Total Identity Systems Corp.
                           2340 Brighton-Henrietta Town Line Road
                           Troy, Michigan 48084
                           Telephone:       (585) 427-9050
                           Facsimile:       (585) 427-9051
                           Attention:       Robert David
                                            President

         With a copy to:

                           Trevett, Lenweaver & Salzer, P.C.
                           2 State Street, Suite 1000
                           Rochester, New York 14614
                           Telephone:       (585) 454-2181
                           Facsimile:       (585) 454-4026
                           Attention:       Kenneth Bersani, Esq.

         If to David:

                           Robert David
                           2340 Brighton-Henrietta Town Line Road
                           Rochester, New York 14623
                           Telephone:       (585) 427-9050
                           Facsimile:       (585) 427-0199

         With a copy to:

                           Trevett, Lenweaver & Salzer, P.C.
                           2 State Street, Suite 1000
                           Rochester, New York 14614
                           Telephone:       (585) 454-2181
                           Facsimile:       (585) 454-4026
                           Attention:       Kenneth Bersani, Esq.


                  Each party shall provide three days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

         Section 7.7 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

         Section 7.8 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Section 7.9 SURVIVAL. The representations, warranties and agreements of the Company and the Purchaser contained in the Agreement shall survive the Closing for a period of 18 months.

         Section 7.10 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         Section 7.11 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         Section 7.12 DAYS. Unless the context refers to "business days", all references herein to "days" shall mean calendar days. ----

                  IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed as of the date and year first above written.


                                         TOTAL IDENTITY CORP., A FLORIDA
                                         CORPORATION


                                         By:  /S/ RICHARD R. DWYER
                                              ------------------------------
                                              Richard R. Dwyer, President


                                         TOTAL IDENTITY SYSTEMS CORP., A
                                         NEW YORK CORPORATION


                                         By:  /S/ ROBERT DAVID
                                             -------------------------------
                                              Robert David, President


                                         /S/ ROBERT DAVID
                                         ----------------
                                         Robert David

                          SCHEDULE A - USE OF PROCEEDS

         The proceeds of the Purchase Price for the Common Shares shall be used by the Company solely for the following purposes:

o Up to $75,000 for the payment of expenses associated with the private placement of $1 million being conducted by TIC;

o Reduction of indebtedness, including without limitation bank debt and payments arising under legal proceedings; and

o        Working capital.